EXHIBIT 99.2

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 The Industry Leader in Craft Friendly Fiber Optic Management and Connectivity Solutions Fiscal Q4 and FY 2019 Earnings Call FieldReport

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019

Important Cautions Regarding Forward-Looking Statements

- *Forward-looking statements contained herein and in any related presentation or in the related FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "outlook," or "continue" or comparable terminology are intended to identify forward-looking statements. Such forward looking statements include, for example, statements about the Company's future revenue and operating performance, integration of the acquired active cabinet line, trends in and growth of the FTTx markets, market segments or customer purchases, effectiveness of the Company's sales and marketing strategies and organization, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; we must successfully integrate the acquired active cabinet line in order to obtain the anticipated financial results and customer synergies within the timeframes expected; our operating results may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market price of our common stock; our success depends upon adequate protection of our patent and intellectual property rights; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; we rely on single-source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the loss of these major customers or significant decline in business with these major customers would adversely affect us; our planned implementation of information technology systems could result in significant disruptions to our operations; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent upon key personnel; we face risks associated with expanding our sales outside of the United States; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers' businesses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10-K for the year ended September 30, 2018 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law.*

© Copyright 2019 Clearfield, Inc. All Rights Reserved.

NASDAQ:CLFD 2 CLEARFIELD

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 W el c o me Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 3

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 FQ4 and FY 2019 Review NASDAQ:CLFD 4 • Revenue up 7% in FQ4 and 10% in FY 2019 • Experienced 31% growth in National Carrier market , driven by strong market adoption of FieldShield and other fiber connectivity solutions • Achieved financial guidance for 2019 • Net income and net income per diluted share up 7% and 6% , respectively, for FY19 $22.5M $20.1M $19.1M $21.9M $24.0M Q4-18 Q3-19 Q4-19 Quarterly Revenue $60.3M $75.3M $73.9M $77.7M $85.0M 2015 2016 2017 2018 2019 Q1-19 Q2-19 Annual Revenue

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Revenue Comparison by Market 1) Based on revenue of $85.0 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. FY 19 Revenue Composition 1 Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Canada, Mexico, and Caribbean Markets) Build-to-Print (Legacy contract manufacturing and misc. sales) $2.9 $2.1 $1.4 $1.2 $14.8 $14.8 $4.0 $2.4 $1.3 $1.5 Commun i ty Broadband National Carrier MSO Inte r nat i on a l Build-to-Print FQ4 18 FQ4 19 63% 14% 10% 8% 5% $7.9 $5.4 $3.8 $51.5 $53.5 $9.1 $11.9 $8.4 $6.5 $4.7 Commun i ty Broadband National Carrier MSO Inte r nat i on a l Build-to-Print 2018 2019 NASDAQ:CLFD 5 Quarterly Revenue Annual Revenue

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Financial Update Dan Herzog CHIEF FINANCIAL OFFICER NASDAQ:CLFD 6

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Quarterly Financial Performance $22.5 NASDAQ:CLFD 7 $20.1 $19.1 $21.9 $24.0 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Revenue +22% +19% +13% +2% +7% Year-over-Year Growth Rate Note: Dollar figures in millions

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Quarterly Financial Performance $22.5 $20.1 $19.1 $21.9 $24.0 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Revenue +22% +19% +13% +2% +7% Year-over-Year Growth Rate $8.6 NASDAQ:CLFD 8 $7.9 $7.0 $8.4 $9.3 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Gross Profit 38.3% 39.6% 36.8% 38.4% 38.8% Gross Profit (%) Note: Dollar figures in millions

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Quarterly Financial Performance $22.5 $20.1 $19.1 $21.9 $24.0 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Revenue +22% +19% +13% +2% +7% Year-over-Year Growth Rate $8.6 NASDAQ:CLFD 9 $7.9 $7.0 $8.4 $9.3 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Gross Profit 38.3% 39.6% 36.8% 38.4% 38.8% Gross Profit (%) $7.1 $6.9 $6.8 $6.7 $6.1 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Operating Expenses 27.0% 33.7% 35.3% 31.4% 29.7% OPEX as % of Revenue Note: Dollar figures in millions

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Quarterly Financial Performance $22.5 $20.1 $19.1 $21.9 $24.0 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Revenue +22% +19% +13% +2% +7% Year-over-Year Growth Rate $8.6 $7.9 $7.0 $8.4 $9.3 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Gross Profit 38.3% 39.6% 36.8% 38.4% 38.8% Gross Profit (%) $7.1 $6.9 $6.8 $6.7 $6.1 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Operating Expenses 27.0% 33.7% 35.3% 31.4% 29.7% OPEX as % of Revenue Note: Dollar figures in millions $1.9 NASDAQ:CLFD 10 $1.0 $0.4 $1.3 $1.8 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Net Income 8.4% 5.0% 1.9% 5.9% 7.9% Net Margin

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Annual Financial Performance $60.3 NASDAQ:CLFD 11 $75.3 $73.9 $77.7 $85.0 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Revenue +4% +25% -2% +5% +10% Year-over-Year Growth Rate Note: Dollar figures in millions

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Annual Financial Performance $32.9 $32.7 $30.3 $31.0 $24.9 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Gross Profit 41.2% 43.7% 40.9% 39.9% 38.4% Gross Profit (%) Note: Dollar figures in millions $60.3 NASDAQ:CLFD 12 $75.3 $73.9 $77.7 $85.0 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Revenue +4% +25% -2% +5% +10% Year-over-Year Growth Rate

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Annual Financial Performance $32.9 $32.7 $30.3 $31.0 $24.9 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Gross Profit 41.2% 43.7% 40.9% 39.9% 38.4% Gross Profit (%) Note: Dollar figures in millions $60.3 NASDAQ:CLFD 13 $75.3 $73.9 $77.7 $85.0 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Revenue +4% +25% -2% +5% +10% Year-over-Year Growth Rate $27.5 $25.0 $25.9 $22.1 $17.8 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Operating Expenses 29.5% 29.4% 33.7% 33.4% 32.3% OPEX as % of Revenue

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Annual Financial Performance $32.9 $32.7 $30.3 $31.0 $24.9 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Gross Profit 41.2% 43.7% 40.9% 39.9% 38.4% Gross Profit (%) Note: Dollar figures in millions $60.3 NASDAQ:CLFD 14 $75.3 $73.9 $77.7 $85.0 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Revenue +4% +25% -2% +5% +10% Year-over-Year Growth Rate $27.5 $25.0 $25.9 $22.1 $17.8 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Operating Expenses 29.5% 29.4% 33.7% 33.4% 32.3% OPEX as % of Revenue $8.0 $4.7 $3.8 $4.3 $4.6 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Net Income 7.8% 10.6% 5.2% 5.5% 5.4% Net Margin

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Strong Balance Sheet Supports Profitable Growth • $47.5 million in cash and cash investment balances • Zero Debt $ in Millions Cash and Investment Balances $33.1 NASDAQ:CLFD 15 $34.3 $44.2 $44.3 $35.5 $47.5 2014 2015 2016 2017 2018 2019

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Clearfield’s ‘Coming of Age’ Plan Expanding Core Community Broadband Business Attracting utilities, co-ops and CLECs as they enter underserved communities, maintaining a steady growth rate NASDAQ:CLFD 16

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Clearfield’s ‘Coming of Age’ Plan Expanding Core Community Broadband Business Attracting utilities, co-ops and CLECs as they enter underserved communities, maintaining a steady growth rate Enhancing Competitive Position and Operational Effectiveness Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs NASDAQ:CLFD 17

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Clearfield’s ‘Coming of Age’ Plan Expanding Core Community Broadband Business Attracting utilities, co-ops and CLECs as they enter underserved communities, maintaining a steady growth rate Enhancing Competitive Position and Operational Effectiveness Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs Capitalizing on Disruptive Growth Opportunities Within National Wireline and Wireless Markets Leveraging customer relationships and application knowledge to capture opportunities related to 5G, NG-PON, and edge computing initiatives NASDAQ:CLFD 18

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Fiscal 2020 Outlook & Guidance $92M - $95M REVENUE $60.3 $75.3 $73.9 $77.7 $85.0 $92 - $95 201 5 201 6 201 7 201 8 201 9 2020F Revenue Growth Outlook ($ in Millions) 37% - 38% GROSS MARGINS 31% - 33% OPERATING EXPENSES as % of revenue 3% - 5% NET INCOME as a % of revenue NASDAQ:CLFD 19

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7 , 2019 Q&A Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER NASDAQ:CLFD 20